Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	872,595.49
Total Transaction Valuation	6,318,577,015.20
Total Offset Amount	0.00
Net Fee	$ 872,595.49